INCOME PER SHARE	9 Months Ended
Sep. 30, 2012
Income Per Share [Abstract]
INCOME PER SHARE

NOTE H—INCOME PER SHARE

The following table details the computation of basic and diluted earnings per common share for the periods presented:

	Three months ended		Nine months ended
	September 30, 2012	October 2, 2011	September 30, 2012	October 2, 2011
Net income	$750	$351	$2,319	$1,073
Weighted-average common shares outstanding (basic)	11,785,826	11,785,826	11,785,826	11,785,826
Effect of dilutive securities from equity awards	240,138	—	308,418	—

Weighted-average common shares outstanding (diluted)	12,025,964	11,785,826	12,094,244	11,785,826
Basic earnings per common share	$0.06	$0.03	$0.20	$0.09

Dilutive earnings per common share	$0.06	$0.03	$0.19	$0.09

The weighted-average common shares outstanding (diluted) computation is not impacted during any period where the exercise price of a stock option or warrant is greater than the average market price. There were 8,079 and 308,197 warrants to purchase shares of common stock for the three- and nine-months ended September 30, 2012 and October 2, 2011, respectively. There were 81,000 options to purchase shares of common stock to employees under the 2005 Stock Option Plan, for the three and nine months ended September 30, 2012. As of September 30, 2012, 81,000 of the total 82,000 options to purchase shares under the 2005 Stock Option plan are dilutive. There were 52,600 options to purchase shares of common stock to employees under the 2005 Stock Option Plan, for the three- and nine-months ended October 2, 2011. For the three- and nine-months ended October 2, 2011, the options and warrants were not included in computing diluted income per share because they would have been anti-dilutive.